1116 P1 10/20

SUPPLEMENT DATED OCTOBER 22, 2020

TO THE PROSPECTUS DATED SEPTEMBER 1, 2020

OF

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Effective November 2, 2020, the prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus will be replaced with the following:

Portfolio Managers

Ben Barber, CFA  Senior Vice President of Advisers and portfolio manager of the Fund since August 2020.

Daniel Workman, CFA  Vice President of Advisers and portfolio manager of the Fund since 2018.

Francisco Rivera  Vice President of Advisers and portfolio manager of the Fund since 1996.

James Conn, CFA  Senior Vice President of Advisers and portfolio manager of the Fund since November 2020.

II. The portfolio management team under the “Fund Details – Management” section in the prospectus will be replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in tax-free municipal securities. The portfolio managers of the team are as follows:

Ben Barber, CFA   Senior Vice President of Advisers

Mr. Barber has been a portfolio manager of the Fund since August 2020. He is the Director of Franklin’s Municipal Bond Department. Prior to joining Franklin Templeton, he was co-head of municipal bonds at Goldman Sachs Asset Management. He first joined Franklin Templeton in 1991 and rejoined again in April 2020.

Daniel Workman, CFA   Vice President of Advisers

Mr. Workman has been a portfolio manager of the Fund since 2018. He joined Franklin Templeton in 2003.

Francisco Rivera   Vice President of Advisers

Mr. Rivera has been an analyst or portfolio manager of the Fund since 1996. He joined Franklin Templeton in 1994.

James Conn, CFA   Senior Vice President of Advisers

Mr. Conn has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 1996.

Messrs. Barber, Workman, Rivera and Conn are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.